Exhibit 99.3
EXECUTION COPY
     FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”) dated as of February 23, 2009, among TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the “Company”), TIME WARNER COMPANIES, INC. (formerly known as Time Warner Inc.), a Delaware corporation (“TWCI”), TIME WARNER INC. (formerly known as AOL Time Warner Inc.), a Delaware corporation (“TWX”), AOL LLC (formerly known as America Online, Inc.), a Delaware limited liability company (“AOL”), HISTORIC TW INC. (formerly known as TW Inc.), a Delaware corporation (“HTW”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York) (successor as trustee to The Chase Manhattan Bank (formerly known as Chemical Bank) (successor as trustee to The First National Bank of Boston)), a New York banking corporation, as trustee (the “Trustee”).
W I T N E S S E T H
     WHEREAS the Company has executed and delivered to the Trustee an Indenture, dated as of May 15, 1993 (including the Company’s Standard Multiple Series Indenture Provisions dated May 15, 1993 incorporated therein by reference) (the “Original Indenture”), as amended from time to time, including by way of the First Supplemental Indenture, dated as of October 10, 1996, among the Company, HTW and the Trustee (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of December 5, 1997, among the Company, TWCI, HTW and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 17, 1998, among the Company, TWCI, HTW and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of January 11, 2001, among the Company, TWX, AOL, TWCI, HTW and the Trustee (the “Fourth Supplemental Indenture”), and including with respect to the one outstanding series of securities, the terms of such securities established, as contemplated by Section 301 of the Original Indenture, pursuant to the Officers’ Certificate, dated as of July 8, 1993, pursuant to which the Company issued its 8 3/8% Senior Notes due 2013 in the principal amount of $300,000,000 (the Original Indenture, as so amended, is herein called the “Indenture”), providing for the issuance and sale by the Company from time to time of its senior debt securities (the “Securities”, which term shall include any Securities issued under the Indenture after the date hereof);
     WHEREAS, pursuant to a Certificate of Ownership and Merger to be filed with the Secretary of State of the State of Delaware (the “Certificate of Merger”), TWCI will merge with and into HTW (the “Merger”), with HTW being the surviving corporation;
     WHEREAS HTW has, by way of the First Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “HTW Guarantee”);
     WHEREAS TWCI has, by way of the Second Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “TWCI Guarantee”);

     WHEREAS HTW has, by way of the Third Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of TWCI under the TWCI Guarantee;
     WHEREAS AOL has, by way of the Fourth Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of HTW under the HTW Guarantee (the “AOL Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the AOL Guarantee;
     WHEREAS TWX has, by way of the Fourth Supplemental Indenture, unconditionally and irrevocably guaranteed the obligations of (a) AOL under the AOL Guarantee and (b) HTW under the HTW Guarantee (including in each case obligations to the Trustee) (the “TWX Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the TWX Guarantee;
     WHEREAS Section 1009(a)(1) of the Indenture provides that in the case of a merger, the corporation into which TWCI is merged shall expressly assume by supplemental indenture the performance of the obligations of TWCI under the Indenture;
     WHEREAS, pursuant to Section 1009(b) of the Indenture, upon completion of the Merger and the execution and delivery of this Supplemental Indenture, HTW shall succeed to, and be substituted for, and may exercise every right and power of TWCI under the Indenture as if HTW had been named as TWCI in the Indenture, and TWCI shall be discharged from all liability under the Indenture and in respect of any Securities;
     WHEREAS Section 901(9) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of making any provision with respect to matters or questions arising under the Indenture provided that no such change shall adversely affect the interests of the Holders of Securities of any outstanding series; and
     WHEREAS the Company, HTW, TWX, TWCI and AOL have requested that the Trustee execute and deliver this Fifth Supplemental Indenture and all requirements necessary to make this Fifth Supplemental Indenture a valid instrument in accordance with its terms, to make the assumption of the obligations of TWCI under the Indenture a valid act of HTW and the execution and delivery of this Fifth Supplemental Indenture have been duly authorized in all respects.
     NOW, THEREFORE, the Company, HTW, TWX, TWCI, AOL and the Trustee hereby agree that the following Sections of this Fifth Supplemental Indenture supplement the Indenture with respect to Securities issued thereunder:
     SECTION 1. Definitions. “Effective Time” shall mean the time when the Merger shall become effective, which shall be when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such later time as shall be specified by the

Company and HTW in the Certificate of Merger. All other capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.
     SECTION 2. Assumption by HTW. As of the Effective Time, HTW, as the surviving entity of the Merger with TWCI, hereby assumes the TWCI Guarantee of the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture (including obligations to the Trustee) and the Securities and the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities.
     SECTION 3. Effectiveness. In the event that the Effective Time shall not occur on or prior to December 31, 2009, this Supplemental Indenture shall not become operative and shall be null and void.
     SECTION 4. This Fifth Supplemental Indenture. This Fifth Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.
     SECTION 5. Form of Securities. The Company shall not be required to prepare and execute, and deliver in exchange for outstanding Securities, any new Securities to conform to this Fourth Supplemental Indenture.
     SECTION 6. GOVERNING LAW. THIS FIFTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, BUT NOT THE LAWS AS TO CONFLICTS OR CHOICE OF LAW, OF THE STATE OF NEW YORK.
     SECTION 7. Counterparts. This Fifth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     SECTION 8. Headings. The headings of this Fifth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.
     SECTION 9. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, HTW, TWX, TWCI and AOL and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture.
     SECTION 10. Separability. In case any one or more of the provisions contained in this Fifth Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Fifth Supplemental Indenture or of the Securities, but this Fifth Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

TURNER BROADCASTING SYSTEM, INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Assistant Treasurer

TIME WARNER COMPANIES, INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

HISTORIC TW INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

TIME WARNER INC.
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

[Signature Page to Fifth Supplemental Indenture]

AOL LLC
By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Vice President and Assistant Treasurer

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Timothy Casey
	Name:	Timothy Casey
	Title:	Assistant Treasurer

[Signature Page to Fifth Supplemental Indenture]